SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2009

ADEX MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-53733 (Commission File Number)	20-8755674 (IRS Employer Identification Number)

883 North Shoreline Boulevard; Suite A200
Mountain View, CA 94043
(Address of principal executive offices) (Zip Code)
(650) 967-3040
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2009, Adex Media, Inc., a Delaware corporation (the “Company”) appointed Joseph Abrams and Mark Geist to the Company’s Board of Directors effective immediately. With Mr. Abrams’ and Mr. Geist’s appointments, the Company’s Board of Directors now consists of five members – Ed Roffman, Ed Bernstein, Scott Rewick, Joseph Abrams and Mark Geist.  In connection with Mr. Abrams’ appointment to the Board of Directors, Mr. Abrams was appointed Chairman of the Board, replacing Mr.Roffman.  Mr. Roffman remains a member of the Company’s Board of Directors.

It is contemplated that Messrs. Geist and Abrams may serve on certain committees of the Company’s Board of Directors, but no such committee appointments have been made at this time.  The Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Professional History

Mark Geist – Mr. Geist began his business career in 1975 working in various financial corporate positions for St. Regis Paper Company.  In 1985 he entered the financial services industry, where he worked for Rogers, Casey and Barksdale, as a consultant to large institutional pension funds.

In 1990, Mr. Geist co-founded Montgomery Asset Management where he initially served as President and Chief Operating Officer (“COO”).  As COO, Mr. Geist was responsible for the oversight of investment strategies, sales and marketing, finance, compliance and administration of Montgomery Asset Management.  Montgomery grew to over $12 billion in assets, serving the institutional and individual market.  Mr. Geist retired from Montgomery in 2000 at which time he held the position of Chief Executive Officer.

Previously, Mr. Geist served on the Board of Directors of Operation Respect, where he had served as Vice-Chairman for the past 6 years.  Operation Respect was founded in 2000 by Peter Yarrow of the folk group, Peter, Paul and Mary, which works to transform schools, camps and organizations into more compassionate, safe and respectful environments for children.  Additionally, Mr. Geist served on the Board of Advisors for the College of William and Mary from 2003 to 2005.

Mark Geist currently serves as President of The American Energy Security Plan, whose mission is to provide abundant clean affordable alternative energy to replace dependence on oil.

Mr. Geist has an MBA in Finance from Iona College and an undergraduate degree in Finance from the University of Connecticut.

Joseph Abrams – Mr. Abrams has been involved in various entrepreneurial ventures over the last 25 years.  In the early 1980’s, Mr. Abrams co-founded The Software Toolworks, an early developer and publisher of entertainment and personal productivity consumer software.  In 1994 the company was sold to Pearson, Ltd. for $462M.  In 1999, Mr. Abrams co-founded eUniverse an early internet consumer portal.  eUniverse, which was the parent company of the popular social network MySpace, was sold to NewsCorp in 2005 for $580M.

Mr. Abrams is currently on the Advisory Board of Akeena Solar, a publically traded solar integrator and installer.  Mr. Abrams also serves on the Executive Advisory Committee of the William E. Simon Graduate School of Business at the University of Rochester.

Director Compensation

Pursuant to the terms and conditions of the First Amended and Restated AdEx Media, Inc. Employee Stock Option Plan (the “Plan”) filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 15, 2009, on August 24, 2009 (the “Grant Date”), Messrs. Roffman and Bernstein each received options to purchase 50,000 shares of Company common stock and Mr. Geist received options to purchase 60,000 shares of Company common stock, all options with an exercise price of $1.40 per share determined based upon the closing price of the Company’s common stock as quoted by the OTC Bulletin Board on the Grant Date (the “Options”).  The Options  vest in 25% increments each quarter  over a twelve month period and expire five years from the Grant Date.  In addition, as directors of the Company, Messrs. Roffman and Bernstein will each receive a stipend of $2,500 per month effective immediately. Mr. Abrams did not receive any compensation in connection with his directorship.

Also, in connection with prior services to the Company, on August 24, 2009, Messrs. Roffman and Bernstein each received options to purchase 12,500 shares of Company common stock, with an exercise price of $1.40 per share determined based upon the closing price of the Company’s common stock as quoted by the OTC Bulletin Board on the Grant Date (the “Vested Options”).  The Vested Options vest immediately and expire five years from the Grant Date.

In connection with their respective option grants, Messrs. Roffman, Bernstein and Geist, each entered into the Company’s standard form of stock option agreement. The form of stock option agreement is filed as Exhibit 10.1 to this Form 8-K.

Section 7 — Regulation FD

Item 7.01.  Regulation FD Disclosure

On August 24, 2009, the Company issued a press release announcing the appointment of Messrs. Geist and Abrams to the Company’s Board of Directors and also that the Company will host an investor conference call on Wednesday, August 26, 2009.

A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Exhibit Description
10.1 99.1	Form of Stock Option Agreement Press Release dated August 24, 2009, entitled “AdEx Media, Inc. Announces Appointments to Board of Directors; Company to Host Investor Conference Call”
The information contained in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report may constitute “forward-looking statements” defined by federal law.  Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different.  Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995.  Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEX MEDIA, INC.

Dated: August 28, 2009	By:	/s/ Scott Rewick
Scott Rewick
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1 99.1	Form of Stock Option Agreement Press Release dated August 24, 2009, entitled “AdEx Media, Inc. Announces Appointments to Board of Directors; Company to Host Investor Conference Call”